==============================================================================











                        Navigator Gas Management Limited,
                                                    as Manager


                         Navigator Gas (IOM I-A) Limited
                         Navigator Gas (IOM I-B) Limited
                         Navigator Gas (IOM I-C) Limited
                         Navigator Gas (IOM I-D) Limited
                        Navigator Gas (IOM I-E) Limited,
                                                   as Owners

                          Navigator Gas Transport PLC,
                                                   as Issuer

                             Navigator Holdings PLC,

                   -------------------------------------------

                              MANAGEMENT AGREEMENT

                   -------------------------------------------









==============================================================================

                  This Management Agreement, dated as of August 1, 1997 (the "Agreement"), among Navigator Gas (IOM I-A) Limited, Navigator Gas (IOM I-B) Limited, Navigator Gas (IOM I-C) Limited, Navigator Gas (IOM I-D) Limited and Navigator Gas (IOM I-E) Limited (each, an "Owner" and, collectively, the "Owners"), Navigator Gas Transport PLC (the "Issuer"), as Issuer, Navigator Holdings PLC ("Holdings") and Navigator Gas Management Limited (the "Manager").

                              PRELIMINARY STATEMENT

                  The Issuer is issuing two series of mortgage notes pursuant to two separate indentures. One series of notes (the "First Priority Notes") will be issued pursuant to an Indenture (the "First Priority Indenture"), dated as of August 1, 1997, among the Issuer, the Owners and United States Trust Company of New York, as trustee (the "First Priority Trustee"). The other series of notes (the "Second Priority Notes" and, collectively with the First Priority Notes, the "Notes") will be issued pursuant to an Indenture (the "Second Priority Indenture" and, collectively with the First Priority Indenture, the "Indentures"), dated as of August 1, 1997, among the Issuer, the Owners and The Chase Manhattan Bank, as trustee (the "Second Priority Trustee" and, collectively with the First Priority Trustee, the "Trustees"). Holdings is issuing warrants (the "Warrants") pursuant to a Warrant Agreement (the "Warrant Agreement"), dated as of August 1, 1997. As collateral for the Notes and to provide working capital for the Owners, Credit Suisse First Boston acting through its London branch, as funding bank and administrating bank for the participating banks party to the Letter of Credit Reimbursement Agreement (as defined below) (the "Letter of Credit Issuer") is issuing a letter of credit (the "Letter of Credit") pursuant to the Letter of Credit Reimbursement Agreement. As further collateral for the Notes and the obligations under the Letter of Credit Reimbursement Agreement, the Trustees, the Letter of Credit Issuer, Holdings, the Issuer and the Owners have entered into a Collateral Agency and Intercreditor Agreement (the "Intercreditor Agreement"), dated as of August 1, 1997. The Issuer's obligation to reimburse the Letter of Credit Issuer for draws made under the Letter of Credit, the Owners guaranty thereof and Holdings pledge in respect thereto is set forth in the Letter of Credit Reimbursement Agreement and Guaranty (the "Letter of Credit Reimbursement Agreement"), dated as of August 1, among the Letter of Credit Issuer, the participating banks from time to time party thereto, the Issuer, Holdings and the Owners.

                  The net proceeds of the offering of the Notes and the Warrants are being loaned to the Owners to finance the construction of five 22,000 cubic meter semi-refrigerated ethylene-capable gas carriers (each, a "Vessel" and, collectively, the "Vessels").

                  The Issuer, the Owners and Holdings desire to engage the Manager to provide management services for the Issuer, the Owners and Holdings and for the Vessels. The Manager is willing to provide such services to the Issuer, the Owners, Holdings and the Vessels pursuant to this Agreement upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Owners, Holdings and the Manager hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Capitalized terms shall have the meanings assigned to such terms in the Intercreditor Agreement.

                                   ARTICLE II

                            ADMINISTRATIVE MANAGEMENT

                  Section 2.01 APPOINTMENT OF MANAGER AS MANAGER OF ADMINISTRATIVE OBLIGATIONS. The Issuer, the Owners and Holdings hereby appoint the Manager and the Manager hereby accepts its appointment as manager of the administrative and corporate obligations of the Issuer, the Owners and Holdings.

                  Section 2.02 ADMINISTRATIVE RESPONSIBILITIES OF MANAGER. The Manager hereby covenants and agrees with the Issuer, the Owners and Holdings that the Manager shall or shall cause its designee to do the following:

                  (i) maintain the respective books and records of the Issuer, the Owners and Holdings;

                  (ii) prepare and file the respective annual financial statements and annual tax returns of the Issuer, the Owners and Holdings, if required;

                  (iii) provide all office staff and accommodations for the Issuer, the Owners and Holdings;

                  (iv) prepare and submit invoices to each Owner or to each Owner's assignee for the cost and expense of (A) recording the related Mortgage under the laws of the Registration Jurisdiction, (B) the annual corporate fees of such Owner, (C) the annual fees of the officers and directors of such Owner,
(D) the annual premiums for directors and officers liability insurance for the directors and officers of such Owner, if any, and (D) any other expenses properly incurred on behalf of such Owner;

                  (v) prepare and submit invoices to the Issuer or to the Issuer's assignee for the cost and expense of (A) the annual corporate and tax exemption fees of the Issuer, (B) the annual fees of the officers and directors of the Issuer, (C) the annual premiums for directors and officers liability insurance for the directors and officers of the Issuer, if any, and (D) any other expenses properly incurred on behalf of the Issuer;

                  (vi) prepare and submit invoices to Holdings or to Holdings's assignee for the cost and expense of (A) the annual corporate fees of Holdings,
(B) the annual fees of the officers and directors of Holdings, (C) the annual premiums for directors and officers liability insurance for the directors and officers of Holdings, if any, and (E) any other expenses properly incurred on behalf of Holdings;

                  (vii) on or prior to the first Business Day of each month commencing after the Delivery Date of any Vessel, determine and certify to the Trustees, CSFB and the Collateral Agent the Monthly Operating Deposit;

                  (viii) on and after any Business Day commencing 90 days prior to the Delivery Date of any Vessel (as reasonably determined by the Issuer and evidenced by an Officer's Certificate), determine and certify to the Trustees and the Collateral Agent whether a Working Capital Draw is to be made under the Letter of Credit;

                  (ix) provide written notice to the Trustees, CSFB and the Collateral Agent at least three (3) Business Days prior to each Vessel Purchase Installment Date for each Vessel;

                  (x) prepare and file any and all information, documents and reports required in order to comply with Section 13 or 15(d) of the Exchange Act;

                  (xi) pursuant to Section 7.08 of the First Priority Indenture, appoint a First Priority Trustee in the manner described in Section 7.08 of the First Priority Indenture so that there shall at all times be an indenture trustee under the First Priority Indenture;

                  (xii) pursuant to Section 7.08 of the Second Priority Indenture, appoint a Second Priority Trustee in the manner described in Section
7.08 of the Second Priority Indenture so that there shall at all times be an indenture trustee under the Second Priority Indenture;

                  (xiii) pursuant to Section 6.5 of the Intercreditor Agreement, appoint a Collateral Agent in the manner described in Section 6.5 of the Intercreditor Agreement so that there shall at all times be a collateral agent under the Intercreditor Agreement;

                  (xiv) pursuant to Sections 4.02 and 4.12 of the First Priority Indenture and Sections 4.02 and 4.12 of the Second Priority Indenture, file with the First Priority Trustee and the Second Priority Trustee, respectively, the information, documents and reports described therein;

                  (xv) pursuant to Sections 4.18, 8.02, 11.02, 11.03 and 11.12 of the First Priority Indenture, Sections 4.18, 8.02, 11.02, 11.03 and 11.12 of the Second Priority Indenture and Sections 4.2, 4.4 and 5.12 of the Intercreditor Agreement, file with the First Priority Trustee, the Second Priority Trustee and the Collateral Agent, respectively, the Officer's Certificates and Opinions of Counsel described therein;

                  (xvi) pursuant to Sections 3.01 and 6.01 of the First Priority Indenture, Sections 3.01 and 6.01 of the Second Priority Indenture and Sections 3.1, 3.2 and 4.2 of the Intercreditor Agreement, provide the First Priority Trustee, the Second Priority Trustee and the Collateral Agent, respectively, with the notices, instructions and opinions described therein; and

                  (xvii) in the event of a casualty of a Vessel, certify to the Trustees and the Collateral Agent as to whether repairs are necessary or desirable for the use, operation or maintenance of such Vessel.

                                   ARTICLE III

                    ADMINISTRATIVE MANAGEMENT OF THE VESSELS

                  Section 3.01 APPOINTMENT OF MANAGER AS MANAGER OF THE VESSELS. Each Owner hereby appoints the Manager and the Manager hereby accepts its appointment to act as administrative manager of such Owner's Vessel from and after the date hereof to the date the Vessel is disposed of by the Owner or the Manager is removed pursuant to Section 4.02.

                  Section 3.02 RESPONSIBILITIES OF THE MANAGER. From and after the Issue Date, the Manager hereby covenants and agrees with each Owner that:

                  (a) The Manager shall after the Delivery Date of a Vessel (i) maintain and preserve the related Vessel and her equipment in good condition, running order and repair, so that the Vessel shall be, insofar as due diligence can make her so, tight, staunch, strong and well and sufficiently tackled, appareled, furnished, equipped and in every respect seaworthy and in good operating condition, (ii) keep the Vessel in such conditions will entitle her to be classed +100 A5 E "Liquified Gas Carrier Type 2G" +MC E, AUT INERT from Germanischer Lloyd, an independent vessel classification society.

                  (b) The Manager shall for the account of each Owner attend to, supervise and perform all matters and details involving the operation and management of such Owner's Vessel including but not limited to:

                  (i) unless instructed to the contrary, in case of general or particular average, the appointment of an adjuster and assistance in preparing the average account, the taking of proper security for the cargo's and freight's proportion of average, and in all ways reasonably possible the protection of the interest of such Vessel, with such fees as may be allowed by underwriters to be retained by the Manager as compensation therefor;

                  (ii) in case of particular average, the settlement of claims in conjunction with the Owner's protection and indemnity insurance and the making of disbursements accordingly for such Owner's account, and the doing of such other acts and the execution and delivery of such other documents as in the Manager's judgment may be necessary or appropriate for the conduct of the agency and operation of such Vessel;

                  (iii) the attendance to all matters involving such Vessel's crew, including, but not limited to, the following:

                           (A) the procuring and enlisting for such Vessel, as required by applicable law, competent, reliable and duly licensed personnel (hereinafter referred to as "crew members"), and all replacements therefor as from time to time may be required in full accordance with International Trade Federation certification;

                           (B) the arranging for and procuring of all transportation, board and lodging for the crew members as and when required;

                           (C) the keeping and maintaining of full and complete records of any labor agreements which may be entered into between Manager and the crew members, in accordance with existing or future collective bargaining agreements between employer organizations and unions;

                           (D) the settlement of all wages with the crew members during the course of and upon termination of their employment;

                           (E) the handling of all details and settlement of any and all claims of the crew members including, but not limited to, those arising out of accidents, sickness, or death, loss of personal effects, disputes under articles or contracts of enlistment, policies of insurance, pension plans and fines;

                           (F)      the keeping and maintaining of all
                                    administrative and financial records
                                    relating to the crew members as required by law, labor agreements or the Owner, and rendering to the Owner any and all reports when, as and in such form as requested by the Owner; and

                           (G) the performance of any other function in connection with the crew members as may be required by the Owner; and

                           (H) ensuring the Vessel is operated in such a manner so as not to prejudice the owners Isle of Man tax exempt status.

                  (iv) the approval, settlement and payment for the Owner's account of all charges incurred in connection with the operation of the Vessel, but limited to, the cost of the items listed in sub-paragraphs (A) through (G) of paragraph (iii) hereof, repair charges, any amounts due to any government agency with respect to the crew, and all contributions to welfare or similar plans required by the collective bargaining agreements relating to or covering the Vessel's crew and to which Manager is a party;

                  (v) the prompt reporting to the Owner of the Vessel's movement, position at sea, arrival and departure dates, casualties and damages received or caused by the Vessel in such form and on such terms as may be requested by the Owner;

                  (vi) keeping the Owner informed about the planned drydocking and/or repairs effecting the Vessel's trading, supplying the Owner current copies of the repair lists, damage reports and reports of inspection of the Vessel; and

                  (vii) arranging for the supervising drydocking, surveys, repairs, renewals, alterations, betterments and upkeep of the Vessel, obtaining details, specifications and estimates of costs of repairs and renewals, at any time carrying out running or emergency repairs necessary for the seaworthiness or economical operation of the Vessel.

                  (c) The Manager, for the account of each Owner, shall procure and retain in full force and effect all customary insurance pertaining to such Owner's Vessel as instructed by the Owner and as required by the related Mortgage and all such policies and indemnity, hull and machinery, war risk and pollution covering the Vessel, shall (i) include Manager as an assured as its interests may appear (ii) contain provisions waiving the insurer's right of subrogation against Manager (iii) cover the full liability of Manager to the extent of the cover (iv) provide there shall be no liability for Manager for the payment of premiums, commissions, club calls, assessments, deductibles or advances and (v) contain a provision requiring the insurer to provide thirty
(30) days prior notice before any material change in or cancellation of the insurance becomes effective.

                  (d) the Manager shall review and approve all charters and contacts of affreightment for the Vessels.

                  (e) The Manager shall monitor and enforce the performance by GEBAB of the Technical Supervision Agreement, the Technical Management Agreement and the Commercial Management Agreement (the "GEBAB Agreements"). In no event shall the Manager be responsible for the costs and expenses incurred in connection with the enforcement of the GEBAB Agreements.

                  (f) The Manager shall provide the services of such officers and other staff of suitable skills and experience from among the members of the staff of the Manager as may be necessary in order properly to perform the services referred to herein.

                  (g) The Manager shall provide office equipment and the use of accounting or computing equipment when and to the extent required and the necessary executive, clerical and secretarial personnel for the performance of the services herein set out.

                  (h) The Manager shall keep all books and records of things done and transactions performed on behalf of each Owner.

                  Section 3.03 MANAGER TO ACT AS ATTORNEY-IN-FACT OF OWNERS. Each Owner hereby constitutes the Manager, and its successors and assigns, its true and lawful attorney, irrevocably, with full power in its own name, in the name of its agents or nominees or in the name of such Owner or otherwise, to execute any and all documents, instruments, agreements and applications for and on behalf of such Owner relating to or in connection with (i) the registration of such Owner's Vessel under the laws of the Registration Jurisdiction, (ii) the monitoring and enforcement of the terms and conditions of the GEBAB Agreements and (iii) the performance by such Owner of its obligations under the GEBAB Agreements as the Manager may deem to be necessary or advisable.

                  Section 3.04 MANAGER TO ACT AS OWNERS' REMARKETING AGENT. Each Owner hereby appoints and the Manager accepts appointment as such Owner's exclusive marketing agent with respect to the sale and/or charter of such Owner's Vessel on the terms and conditions set forth in this Agreement.

                                   ARTICLE IV

                          GENERAL PROVISIONS REGARDING
                                   THE MANAGER

                  Section 4.01 NO DUTIES EXCEPT AS SPECIFIED IN AGREEMENT OR INSTRUCTIONS. (a) The Manager shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, repair, advance any amounts in connection with the repair of, dispose of or otherwise deal with the Vessels or any part thereof, or otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Manager is a party, except as expressly provided by the terms of this Agreement. No implied duties or obligations shall be read into this Agreement against the Manager.

                  (b) Under no circumstances shall the Manager be liable for (i) the Issuer's, the Owners' or Holdings' obligations under the Indentures, the Letter of Credit Reimbursement Agreement, the Intercreditor Agreement, the other Security Agreements or the indebtedness evidenced by the Notes or (ii) the validity or sufficiency of the Indentures, the Letter of Credit Reimbursement Agreement, the Intercreditor Agreement, or any of the other Security Agreements. The Manager shall not assume any liability, duty or obligation to any Person, other than as expressly provided for herein.

                  (c) The Manager shall not have any duty to conduct any affirmative investigation, other than as specifically set forth in this Agreement, as to GEBAB's performance of its obligations under the Technical Supervision Agreement, the Technical Management Agreement or the Commercial Management Agreement or the condition of the Vessels.

                  (d) No provision of this Agreement shall be construed to relieve the Manager from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct. The duties and obligations of the Manager shall be determined solely by the express provisions of this Agreement and the Manager shall not be liable except for the performance of its duties and obligations as specifically set forth in this Agreement. No implied covenants or obligations shall be read into this Agreement against the Manager and, in the absence of bad faith on the part of the Manager, the Manager may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Manager and conforming to the requirements of this Agreement.

                  (e) The Manager may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

                  (f) The right of the Manager to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Manager shall not be answerable for other than its gross negligence or willful misconduct in the performance of such act, and the delivery hereunder to the Manager of any notice, document or report shall not give rise to an affirmative obligation on the part of the Manager to take any action with respect thereto, except as otherwise expressly provided herein.

                  (g) The Manager has the right to appoint attorneys, accountants and other agents in connection with the Manager's obligations under the Agreement.

                  Section 4.02 RESIGNATION BY OR REMOVAL OF MANAGER. The Manager may resign its duties at any time upon 30 days prior written notice to the Issuer, the Owners, Holdings, the Trustees, CSFB and the Collateral Agent. The Manager may be removed by the Issuer, an Owner or Holdings with or without cause upon 30 days prior written notice to the Manager, the Trustees and the Collateral Agent; PROVIDED, HOWEVER, if the Issuer, an Owner or Holdings removes the Manager without cause, the Manager shall be entitled to receive the compensation described in Section 4.04(a) hereof through the date which is 90 days after the receipt of such notice. In the event of the resignation or removal of the Manager, a successor manager shall be appointed by the Owners. The Owners shall give the Collateral Agent notice of the successor manager's acceptance of such appointment and shall cause such successor to execute any and all documents requested by the Collateral Agent to evidence such successor's acceptance of all of the obligations of the Manager pursuant to this Agreement. For the purposes of this Agreement, any material breach of any material obligation of the Manager hereunder shall give the Owners the right to remove the Manager with cause.

                  Section 4.03 INDEMNIFICATION. The Owners shall indemnify the Manager and its successors and assigns, and hold them harmless against and from, any and all liabilities, obligations, losses, damages, taxes, penalties, claims, actions, suits, costs, expenses (including legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may be imposed on, incurred by or asserted at any time against the Manager (whether or not indemnified against by other parties) in any way relating to or arising out of this Agreement, the Indentures, the Letter of Credit Reimbursement Agreement or any Security Agreement; PROVIDED, HOWEVER, that the Owners shall not be required to indemnify the Manager for Expenses arising or resulting from its own willful misconduct or gross negligence.

                  Section 4.04 COMPENSATION. The Manager shall receive as compensation for its services hereunder an amount equal to the sum of (i) $30,000 per annum per Vessel that has not been accepted by the related Owner and
(ii) $120,000 per annum per Vessel that has been accepted by the related Owner, payable on each Management Fee Payment Date as provided in Section 3.3(c)(ii) of the Intercreditor Agreement.


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

                  Section 5.01 AMENDMENT. This Agreement may be amended from time to time by written agreement signed by the parties hereto upon the written consent of the Collateral Agent.

                  Section 5.02 SEVERABILITY. If any provision of this Agreement is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections contained in this Agreement shall not affect the remaining portions of this Agreement, or any part thereof.

                  Section 5.03 NOTICES. All demands, notices and communications hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Manager, at the following address: 15-19 Athol Street, Douglas, Isle of Man, (b) in the case of each of the Owners, at the following address: 15-19 Athol Street, Douglas, Isle of Man, (c) in the case of the Issuer, at the following address: 15-19 Athol Street, Douglas, Isle of Man,
(d) in the case of Holdings, at the following address: 15-19 Athol Street, Douglas, Isle of Man, (e) in the case of the First Priority Trustee and the Collateral Agent, at the following address: 114 West 47th Street, New York, New York 10036- 1532 Attention: Corporate Trust Department and (f) in the case of the Second Priority Trustee at the following address:450 West 33rd Street, New York, New York 10001 Attention: Corporate Trust Department, or at other such address as shall be designated by such party in a written notice to the other parties.

                  Section 5.04 CAPTIONS. The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

                  Section 5.05 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

                  Section 5.06 NO DEMISE. Nothing herein contained shall be construed as creating a demise of any Vessel to the Manager.

                  Section 5.07 NO PARTNERSHIP. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto, and the services of each party shall be rendered as an independent contractor and not as agent for any other party.

                  Section 5.08 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

                  Section 5.09 SURVIVAL. The representations, covenants and agreements contained in or made pursuant to this Agreement in respect of either party hereto shall survive the execution and delivery of this Agreement and shall continue in effect so long as such party's obligations hereunder remain outstanding.

                  Section 5.10 INTEGRATION. This Agreement and the Schedule and Exhibits hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

                  Section 5.11 REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 5.12 GENERAL INTERPRETIVE PRINCIPLES. For purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the defined terms in this Agreement shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

                  (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement;

                  (d) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

                  (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the day and year first above written.

                              Navigator Gas Management Limited, as Manager
                              By: /s/ Richard Klapow
                                  ------------------------
                              Name:   Richard Klapow
                                    ----------------------
                              Title:  Director
                                    ----------------------

                              Navigator Gas (IOM I-A) Limited, as Owner
                              By: /s/ Richard Klapow
                                  ------------------------
                              Name:   Richard Klapow
                                    ----------------------
                              Title:  Director
                                    ----------------------

                              Navigator Gas (IOM I-B) Limited, as Owner
                              By: /s/ Richard Klapow
                                  ------------------------
                              Name:   Richard Klapow
                                    ----------------------
                              Title:  Director
                                    ----------------------


                              Navigator Gas (IOM I-C) Limited, as Owner
                              By: /s/ Richard Klapow
                                  ------------------------
                              Name:   Richard Klapow
                                    ----------------------
                              Title:  Director
                                    ----------------------


                              Navigator Gas (IOM I-D) Limited, as Owner
                              By: /s/ Richard Klapow
                                  ------------------------
                              Name:   Richard Klapow
                                    ----------------------
                              Title:  Director
                                    ----------------------


                              Navigator Gas (IOM I-E) Limited, as Owner
                              By: /s/ Richard Klapow
                                  ------------------------
                              Name:   Richard Klapow
                                    ----------------------
                              Title:  Director
                                    ----------------------


                              Navigator Gas Transport PLC, as Issuer
                              By: /s/ Richard Klapow
                                  ------------------------
                              Name:   Richard Klapow
                                    ----------------------
                              Title:  Director
                                    ----------------------

                              Navigator Holdings PLC
                              By: /s/ Richard Klapow
                                  ------------------------
                              Name:   Richard Klapow
                                    ----------------------
                              Title:  Director
                                    ----------------------